VARIABLE ANNUITY CONTRACT PROSPECTUS SUPPLEMENT
issued by
RELIASTAR LIFE INSURANCE COMPANY
and its
RELIASTAR SELECT VARIABLE ACCOUNT

Supplement dated September 28, 2005

This supplement adds certain information to the prospectus dated April 29, 2005, as supplemented. Please read it carefully and keep it with your prospectus for future reference.
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In light of recent disasters caused by hurricanes in the Gulf Coast, ReliaStar Life Insurance Company will waive surrender charges related to the surrender of your Contract for those Contract Owners whose address of record was in one of the specifically identified parishes or counties at the time of the hurricanes. This waiver of surrender charges will be available for a limited period of time and is subject to certain conditions and restrictions that we will impose on a non-discriminatory basis.

To determine your eligibility for waiver of surrender charges, please contact us at our:

Customer Service Center
P.O. Box 5050
Minot, ND 58702-5050
1-877-884-5050

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